UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2023

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is an investor presentation, dated January 10, 2023, that will be used by parties regarding the transaction contemplated by the Stock Purchase Agreement dated as of October 22, 2022 (the “SPA”). by and among International Media Acquisition Corp. (“IMAQ”), Risee Entertainment Holdings Private Limited and Reliance Entertainment Studios Private Limited (the “Target Company”) related to the acquisition of the equity of the Target Company (the “Stock Acquisition”).

Exhibits 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Investors and Stockholders

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. IMAQ intends to file a proxy statement with the SEC. A proxy statement will be sent to all IMAQ stockholders. IMAQ also intends to file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of IMAQ are urged to read the proxy statement and all other relevant documents that IMAQ files with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed with the SEC by IMAQ through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of IMAQ’s and the Target Company’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAQ and the Target Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the SPA, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect IMAQ or the expected benefits of the Stock Acquisition, if not obtained; the failure to realize the anticipated benefits of the Stock Acquisition; matters discovered by the parties as they complete their respective due diligence investigation of the other party; the ability of IMAQ to maintain the listing of IMAQ’s shares on Nasdaq; costs related to the Stock Acquisition; IMAQ’s failure to satisfy the conditions to the consummation of each tranche of the Stock Acquisition, including the initial approval of the SPA by the stockholders of IMAQ, the risk that the Stock Acquisition may not be completed by the stated deadlines and the potential failure to obtain an extension of the stated deadlines; the inability to complete the financing contemplated in connection with the Stock Acquisition and the purchase of 100% of the equity of the Target Company; the outcome of any legal proceedings that may be instituted against IMAQ or the Target Company related to the Stock Acquisition; the attraction and retention of qualified directors, officers, employees and key personnel following the Stock Acquisition, IMAQ’s ability following the Stock Acquisition to compete effectively in a highly competitive market; the ability to protect and enhance the Target Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Target Company’s industry; the uncertain effects of the COVID-19 pandemic and other pandemics on the production of movies and attendance at movie theaters; changes in the viewing patterns of customers and consumer behavior, as well as evolving technologies, distribution platforms and packaging; the substantial investment of capital required to produce and market films and other programming; the inability to compete for talent, content, audiences, subscribers, advertising and distribution in the Indian and global entertainment industry; future financial performance of IMAQ following the Stock Acquisition; the ability of IMAQ to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the risk that the Stock Acquisition disrupts current plans and operations of the Target Company as a result of the announcement and consummation of the Stock Acquisition; the possibility that the Target Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the evolution of the markets in which the Target Company competes, including technological changes and other trends affecting the entertainment industry and increases in the cost for content and other rights; risks related to streaming initiatives; the ability of the Target Company to implement its existing strategic initiatives and continue to innovate; risks related to acquisition and integration of acquired businesses; the ability of the Target Company to defend its intellectual property; the risk that the Target Company may not be able to execute its growth strategy and the timing of expected business milestones; and the risk of declines or disruptions in the Indian economy. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that IMAQ and the Target Company do not presently know, or that IMAQ and the Target Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect IMAQ’s and the Target Company’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the exhibits hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the exhibits hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of IMAQ and the Target Company described above. IMAQ and the Target Company anticipate that subsequent events and developments will cause their assessments to change. However, while IMAQ and the Target Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law.

Participants in the Solicitation

IMAQ and the Target Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from IMAQ’s stockholders in connection with the proposed Stock Acquisition. A list of the names of the directors and executive officers of IMAQ and information regarding their interests in the Stock Acquisition will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated January 10, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2023

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer